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                                                                 EXHIBIT 2(n)(1)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference of our firm under the captions "Financial Highlights", "Experts" and "Financial Statements" and to the incorporation by reference of our report dated February 25, 1997, in this Registration Statement (Form N-2 No. 333-34325) of Royce Global Trust, Inc.

                                                   /s/ ERNST & YOUNG LLP

New York, New York
November 10, 1997





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